UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event report) October 29, 2003

Pelican Financial, Inc.

(Exact name of registrant as specified in its charter)

Deleware	000-26601	58-2298215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3767 Ranchero Drive, Ann Arbor, Michigan		48108
(Address of principal executive offices)		(Zip Code)

734-662-9733
(Registrant’s telephone number, including area code)

(Former name or former address, if change since last report)

Item 9.           Regulation FD Disclosure.

THE INFORMATION IN THIS REPORT IS BEING FURNISHED PURSUANT TO ITEM 12 OF FORM 8-K IN ACCORDANCE WITH SEC RELEASE NO. 33-8216.

On October 29, 2003, Pelican Financial, Inc. issued a press release commenting on 2003 third quarter earnings.  A copy of the press release is attached as Exhibit 99.

Exhibit
99	Pelican Financial, Inc. press release October 29, 2003

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pelican Financial, Inc.

Dated: October 29, 2003	/s/ Charles C. Huffman
Charles C. Huffman
President and Chief Executive Officer